Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]   Preliminary proxy statement
[X]   Definitive proxy statement
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                   UNION FINANCIAL BANCSHARES, INC.
------------------------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)

                   UNION FINANCIAL BANCSHARES, INC.
------------------------------------------------------------------------------
             (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:
                              N/A
------------------------------------------------------------------------------

(2)   Aggregate number of securities to which transactions applies:
                              N/A
------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
------------------------------------------------------------------------------

(4)   Proposed maximum aggregate value of transaction:
                              N/A
------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
                             N/A
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(2)   Form, schedule or registration statement no.:
                             N/A
------------------------------------------------------------------------------

(3)   Filing party:
                             N/A
------------------------------------------------------------------------------

4)   Date filed:
                             N/A
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

                            December 30, 1997

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Union Financial Bancshares, Inc. to be held in the Community Room of the University of South Carolina, Union Campus, at Academy and North Mountain Streets, Union, South Carolina, on Wednesday, January 21, 1998 at 2:00 p.m., Eastern time.

     The Notice of Annual Meeting and Proxy Statement on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation, as well as a representative from the Corporation's independent accounting firm, Elliott, Davis & Company, LLP, will be present to respond to appropriate questions of stockholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                            Sincerely,

                            /s/ Carl L. Mason

                            Carl L. Mason
                            Chairman of the Board

                        UNION FINANCIAL BANCSHARES, INC.
                            203 West Main Street
                         Union, South Carolina  29379
                              (864) 427-9000

------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       To Be Held on January 21, 1998
------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN THAT the 1998 Annual Meeting of Stockholders of Union Financial Bancshares, Inc. (the "Corporation") will be held in the Community Room of the University of South Carolina, Union Campus, at Academy and North Mountain Streets, Union, South Carolina on Wednesday, January 21, 1998, at 2:00 p.m., Eastern time, for the following purposes:

          1.  To elect two directors to serve for a term of three years;

          2. To ratify the appointment of Elliott, Davis & Company, LLP as auditors for the Corporation for the fiscal year ending September 30, 1998; and

          3. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on any one of the foregoing proposals at the meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on December 1, 1997 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/ Wanda J. Wells

                                  WANDA J. WELLS
                                  CORPORATE SECRETARY

Union, South Carolina
December 30, 1997

------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                             PROXY STATEMENT
                                   OF
                      UNION FINANCIAL BANCSHARES, INC.
                           203 West Main Street
                       Union, South Carolina  29379
                             (864) 427-9000
------------------------------------------------------------------------------
                       ANNUAL MEETING OF STOCKHOLDERS
                            January 21, 1998
------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Union Financial Bancshares, Inc. ("Corporation") to be used at the Annual Meeting of Stockholders of the Corporation. The Annual Meeting will be held in the Community Room of the University of South Carolina, Union Campus, at Academy and North Mountain Streets, on Wednesday, January 21, 1998, at 2:00 p.m., Eastern time. The Corporation is the holding company for Provident Community Bank (the "Bank"). This Proxy Statement and the enclosed proxy card are being first mailed to stockholders on or about December 30, 1997.

------------------------------------------------------------------------------
                       VOTING AND PROXY PROCEDURE
------------------------------------------------------------------------------

     Stockholders Entitled to Vote. Stockholders of record as of the close of business on December 1, 1997 are entitled to one vote for each share of common stock ("Common Stock") of the Corporation then held. As of December 1, 1997, the Corporation had 834,100 shares of Common Stock issued and outstanding.

     Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

     Voting. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below and FOR ratification of the appointment of Elliott, Davis & Company, LLP as the Corporation's auditors.
If a shareholder attends the Annual Meeting, he or she may vote by ballot.

     The two directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by shareholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected. With respect to the ratification of auditors, stockholders may vote for the proposal, against the proposal or may abstain from voting. Ratification of the appointment of Elliott, Davis & Company, LLP will require the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting. Thus, abstentions will have the same effect as a vote against ratification of the appointment of the auditors while broker non-votes will have no effect on the voting.

     Revocation of a Proxy. Stockholders who execute proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

Attendance at the Annual Meeting will not automatically revoke a proxy, but a shareholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

------------------------------------------------------------------------------
     SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
------------------------------------------------------------------------------

     Persons and groups who beneficially own in excess of 5% of the Corporation's Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, as of December 1, 1997, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who owned more than 5% of the Corporation's outstanding shares of Common Stock at December 1, 1997. The table also sets forth, as of December 1, 1997, information as to the shares of Common Stock beneficially owned by each director, by the Chief Executive Officer of the Corporation and by all executive officers and directors of the Corporation as a group.

                                         Amount and Nature      Percent of
                                         of Beneficial          Common Stock
Beneficial Owner                         Ownership (a)          Outstanding
----------------                         -------------          -----------

Beneficial Owners of More Than 5%

A. Foster Jordan                           48,336 (b)               5.8%
537 Thompson Blvd.
Union, South Carolina  29379

Directors and Chief Executive Officer

Dwight V. Neese(c)                         33,500                   3.9
David G. Russell                           10,966                   1.3
Carl L. Mason                               5,092                   0.6
William M. Graham                           6,248                   0.7
Louis M. Jordan                            38,106                   4.6
Mason G. Alexander                          5,300                   0.6
James W. Edwards                            2,375                   0.3

All Executive Officers and                153,654                  17.0
Directors as a group
(12 persons)

-----------------------
(a) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Corporation's Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which the persons named in the table possess voting and/or investment power. The amounts shown also include the following amounts of Common Stock which the indicated individuals have the right to acquire within 60 days of December 1, 1997 through the exercise of stock options granted pursuant to the Corporation's stock option plans: Mr. Neese, 28,000; Mr. Russell, 3,000; Mr. Mason, 3,000; Mr. Graham, 3,000; Mr. Jordan, 3,000; Mr. Alexander, 1,000; Mr. Edwards, 2,000; and all executive officers and directors as a group, 67,980.
(b) Based on Amendment No. 1 to Schedule 13D dated May 13, 1996. According to this filing, Mr. Jordan has sole voting and dispositive power with respect to 48,336 shares.
(c)   Mr. Neese is also the Chief Executive Officer of the Corporation.

------------------------------------------------------------------------------
                     PROPOSAL 1 -- ELECTION OF DIRECTORS
------------------------------------------------------------------------------

     The Corporation's Board of Directors consists of seven members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one third of the directors elected each year. Two directors will be elected at the Annual Meeting to serve for a three-year period, or until their respective successors have been elected and qualified. The nominees for election this year are Mason G. Alexander and James W. Edwards. The nominees are current members of the Board of Directors of the Corporation.

     It is intended that the proxies solicited by the Board of Directors will be voted "FOR" the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute director as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unable to serve.

     The Board of Directors recommends that stockholders vote "FOR" the election of Messrs. Alexander and Edwards.

     The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting. Unless otherwise indicated, the principal occupation for each person below has been his occupation for the past five years.

                                                       Year First
                                                       Elected or
                                                       Appointed      Term to
Name               Age (a)   Principal Occupation      Director (b)   Expire
----               -------   --------------------      ------------   ------

                                 BOARD NOMINEES

Mason G. Alexander   65      Director of Mid-South         1996       2001(c)
                             Management Company,
                             Spartanburg, South
                             Carolina

James W. Edwards     60      Dean of Academics at the      1996       2001(c)
                             University of South
                             Carolina, Union Campus,
                             Union, South Carolina

                        DIRECTORS CONTINUING IN OFFICE

David G. Russell     69      Self-employed accountant,      1978      1999
                             Union, South Carolina

Carl L. Mason        53      President of Cone Finishing,   1989      1999
                             a textile finishing company

William M. Graham    53      Sole owner and operator of     1990      1999
                             Graham's Flowers, Union,
                             South Carolina

Louis M. Jordan      62      Major stockholder of Jordan's  1971      2000
                             Ace Hardware, Inc., Union,
                             South Carolina

                            (table continued on following page)

                                                       Year First
                                                       Elected or
                                                       Appointed      Term to
Name               Age (a)   Principal Occupation      Director (b)   Expire
----               -------   --------------------      ------------   ------

Dwight V. Neese      47      President and Chief Executive  1995      2000
                             Officer of the Corporation
                             and the Bank since September
                             1995.  Former Executive Vice
                             President and Chief Operating
                             Officer of Home Federal
                             Savings Bank of South Carolina,
                             from February 1992 to September
                             1995.  Previously Senior Vice
                             President/Division President of
                             First Savings Bank, FSB,
                             Greenville, South Carolina
------------------
(a)   At September 30, 1997.
(b)   Includes prior service on the Board of Directors of the Bank.
(c)   Assuming the individual is re-elected.

Meetings and Committees of the Board of Directors

     The Boards of Directors of the Corporation and the Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended September 30, 1997, the Board of Directors of the Corporation held 12 meetings and the Board of Directors of the Bank held 13 meetings. No director of the Corporation or the Bank attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period.

     The Bank's Human Resource Committee, composed of Directors Alexander (Chairman), Mason and Russell, meets as needed to review the employee wage and benefit package, hear employee grievances and prepare employee job descriptions. This Committee met six times during the 1997 fiscal year.

     The Corporation's Audit/Compliance Committee, composed of Directors Russell (Chairman), Edwards and Jordan, meets as needed to select and review the work performed by the independent auditors. This Committee met four times during the 1997 fiscal year.

     The Corporation's Nominating Committee, composed of Directors Jordan (Chairman), Mason and Graham, selects nominees for election as directors. This Committee met one time during fiscal year 1997 to appoint nominees for director at the Annual Meeting.

     The Corporation and the Bank also maintain Loan, Asset/Liability, Long Range Planning and Strategic Planning Committees.

------------------------------------------------------------------------------
                         DIRECTORS' COMPENSATION
------------------------------------------------------------------------------

     The seven members of the Corporation's Board of Directors are the same seven individuals who serve on the Bank's Board of Directors. Members of the Board of Directors of the Bank receive a monthly fee of $900. The Chairman of the Board of Directors receives an additional monthly fee of $300. Committee members do not receive additional fees for committee meetings attended. Currently, directors do not receive any fees for service on the Corporation's Board of Directors.

------------------------------------------------------------------------------
                           EXECUTIVE COMPENSATION
------------------------------------------------------------------------------

Summary Compensation Table

     The following information is furnished for the Chief Executive Officer of the Corporation. No other executive officer of the Corporation or the Bank received salary and bonuses in excess of $100,000 during the fiscal year ended September 30, 1997.

                                      Annual Compensation            Long-Term Compensation
                               ------------------------------------  ----------------------
Name and                                            Other Annual     Securities Underlying   All Other
Position               Year    Salary($)  Bonus($)  Compensation($)       Options(#)         Compensation($)
--------               ----    ---------  --------  ---------------       ----------         ---------------

Dwight V. Neese (1)    1997    $115,000   $27,000         --                  --                $18,132(2)
 President and Chief   1996     108,000        --         --                  --                  7,863
 Executive Officer     1995       9,000        --         --              40,000                     --

----------------
(1)  Mr. Neese joined the Corporation in September 1995.
(2)  Represents employer contribution to 401(k) plan of $7,089 and contribution to money purchase pension plan of $11,043.

Option Exercise/Value Table

     The following information with respect to options exercised during the fiscal year ended September 30, 1997 and remaining unexercised at the end of the fiscal year is presented for Mr. Neese.

                                                                                  Value of Unexercised
                                               Number of Securities              In-the-Money Options
                   Shares                      Underlying Unexercised Options    at Fiscal Year End($)(1)
                   Acquired on    Value        ------------------------------    --------------------------
Name               Exercise (#)   Realized($)  Exercisable      Unexercisable    Exercisable  Unexercisable
----               ------------   -----------  -----------      -------------    -----------  -------------

Dwight V. Neese       --             --          21,900             18,100        $342,078       $282,722

______________
(1)   Value of unexercised in-the-money options equals market value of shares covered by in-the-money options on September 30, 1997 less the option exercise price.  Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.

Employment Agreement

     Effective September 5, 1995, the Corporation and the Bank entered into a three-year employment agreement ("Agreement") with Dwight V. Neese, President and Chief Executive Officer. The term of the Agreement may be extended for an additional 12 full calendar months by action of the Board of Directors on the anniversary date of the Agreement. Mr. Neese's base salary for the 1998 fiscal year is $120,000. The Agreement may be terminated at any time by the Board of Directors for "cause," as defined in the Agreement. In the event that Mr. Neese's employment is terminated without "cause," the Agreement provides that Mr. Neese's current salary and benefits would be continued through the remaining term of the Agreement. The Agreement provides for severance payments if employment is terminated following a change in control (as defined in the Agreement), equal to 2.99 times the average annual compensation paid to Mr. Neese during the five years immediately preceding the change in control and continuation of other employee benefits for three years. The sum would be paid promptly after any change in control. Based upon the 1997 compensation level of Mr. Neese, the aggregate payment that would be payable should a change in control occur in 1998 under the terms of the Agreement would be approximately $358,800. Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), states that severance payments that equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Corporation is not entitled to deduct such excess payments.

The Agreement might have an anti-takeover effect since it could make an acquisition of the Corporation more costly for a potential acquiror.

------------------------------------------------------------------------------
                    TRANSACTIONS WITH MANAGEMENT
------------------------------------------------------------------------------

     Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee) and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his related interests, are in excess of the greater of $25,000 or 5% of the Association's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. The Corporation's policy is not to make any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public and to have the Board of Directors approve all loans to executive officers and directors.

------------------------------------------------------------------------------
           PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF AUDITORS
------------------------------------------------------------------------------

     The Board of Directors has appointed Elliott, Davis & Company, LLP to be its auditors for the 1998 fiscal year, subject to the ratification by stockholders. A representative of Elliott, Davis & Company, LLP is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

     If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the Annual Meeting, other independent public accountants will be considered by the Board of Directors. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of auditors.

------------------------------------------------------------------------------
                               OTHER MATTERS
------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

------------------------------------------------------------------------------
                            MISCELLANEOUS
------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by telecopier or telephone without additional compensation.

     The Corporation's Annual Report to Stockholders has been mailed to all stockholders of record as of the close of business on December 1, 1997. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Corporation. The Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

     A copy of the Corporation's Form 10-KSB for the fiscal year ended September 30, 1997, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders as of the record date upon written request to the Corporate Secretary, Union Financial Bancshares, Inc., 203 West Main Street, Union, South Carolina 29379.

------------------------------------------------------------------------------
             COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Corporation's executive officers and directors, and persons who beneficially own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Corporation by the above referenced persons, the Corporation believes that during the fiscal year ended September 30, 1997 its reporting officers, directors and greater than 10% shareholders properly and timely complied with all applicable filing requirements.

------------------------------------------------------------------------------
                        STOCKHOLDER PROPOSALS
------------------------------------------------------------------------------

     Proposals of stockholders intended to be presented at the Corporation's annual meeting to be held in 1999 must be received by the Corporation no later than September 1, 1998 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     The Corporation's Certificate of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the Annual Meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the Annual Meeting; provided that if less than 31 days' notice of the Annual Meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to stockholders. As specified in the Certificate of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving such notice. The notice with respect to business proposals to be brought before the Annual Meeting must state the stockholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the stockholder in the proposal.

                            BY ORDER OF THE BOARD OF DIRECTORS

                            /s/ Wanda J. Wells

                            WANDA J. WELLS
                            CORPORATE SECRETARY

Union, South Carolina
December 30, 1997

                            REVOCABLE PROXY
                     UNION FINANCIAL BANCSHARES, INC.

------------------------------------------------------------------------------
                     ANNUAL MEETING OF STOCKHOLDERS
                             January 21, 1998
------------------------------------------------------------------------------

     The undersigned hereby appoints the Board of Directors as the official proxy committee with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Union Financial Bancshares, Inc. (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Community Room of the University of South Carolina, Union Campus, Academy and North Mountain Streets, Union, South Carolina, on Wednesday, January 21, 1998 at 2:00 p.m., local time, and at any and all adjournments thereof, as follows:

                                                                  VOTE
                                                         FOR      WITHHELD

     1.  The election as directors of all                [ ]        [ ]
         nominees listed below (except as
         marked to the contrary below) or
         until their successors have been
         elected and qualify.

         Mason G. Alexander
         James W. Edwards

         INSTRUCTION:  To withhold your
         vote for any individual nominee,
         write the nominee's name on the
         line below.
                                                         FOR  AGAINST  ABSTAIN
                                                         ---  -------  -------
     2.  The ratification of the appointment of          [ ]    [  ]    [  ]
         Elliott, Davis & Company, LLP as auditors for the Corporation for the 1998 fiscal year.

     3. In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" each of the listed propositions.

------------------------------------------------------------------------------
This proxy will be voted as directed, but if no instructions are specified this proxy will be voted FOR each of the propositions stated. If any other business is presented at the Annual Meeting, this proxy will be voted by the Board of Directors in its best judgement. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the official proxy committee to vote with respect to approval of the minutes of the prior meeting of stockholders, the election of any person as director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting.
------------------------------------------------------------------------------

                 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of Notice of the Annual Meeting of Stockholders, a Proxy Statement dated December 30, 1997 and an Annual Report.


Dated:                     , 199__
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PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER

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PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

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PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.
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